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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ---------------

                Date of Report (Date of Earliest Event Reported)
                                JANUARY 24, 2003

                                KMART CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


           MICHIGAN                     1-327                   38-0729500
           --------                     -----                   ----------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)



3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                              48084
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (248) 463-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         On January 24, 2003, Kmart Corporation and its affiliated debtors and debtors-in-possession ("Kmart" or the "Company") filed a Plan of Reorganization (the "Plan") and a related Disclosure Statement with the United Stated Bankruptcy Court for the Northern District of Illinois (the "Court"). A copy of the Plan and the Disclosure Statement are attached hereto as Exhibits 2.1 and 2.2, respectively. A copy of a press release issued by Kmart is attached hereto as Exhibit 99.1.

         Bankruptcy law does not permit solicitation of acceptances of the Plan until the Court approves the applicable Disclosure Statement relating to the Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor's books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Plan. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. Kmart will emerge from Chapter 11 if and when the Plan receives the requisite stakeholder approval and is confirmed by the Court.

         On January 24, 2003, Kmart also entered into an Investment Agreement with ESL Investments, Inc. and Third Avenue Trust pursuant to which such entities agreed to invest in the reorganized Kmart upon its emergence from Chapter 11. A copy of the Investment Agreement is attached hereto as Exhibit 4.1.

         Additionally, Kmart entered into a letter agreement amending the previously filed Commitment Letter, dated January 13, 2003. A copy of the letter agreement is attached hereto as Exhibit 4.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.


   EXHIBIT NO.             DOCUMENT DESCRIPTION
       2.1                 Joint Plan of Reorganization of Kmart Corporation and
                           Its Affiliated Debtors and Debtors-in-Possession
       2.2                 Disclosure Statement with Respect to Joint Plan of
                           Reorganization of Kmart Corporation and its affiliated Debtors and Debtors-in-Possession
       4.1                 Investment Agreement, dated January 24, 2003, By and
                           Among Kmart Corporation and the Investors Named
                           Therein
       4.2                 Letter Agreement, dated January 24, 2003
       99.1                Press Release, dated January 24, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 28, 2003
                                         KMART CORPORATION


                                         By: /s/ A.A. Koch
                                             -----------------------------------
                                         Name: A.A. Koch
                                         Title: Chief Financial Officer



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                                  EXHIBIT INDEX


     EXHIBIT NO.           DOCUMENT DESCRIPTION

         2.1 Joint Plan of Reorganization of Kmart Corporation and Its Affiliated Debtors and Debtors-in-Possession

         2.2 Disclosure Statement with Respect to Joint Plan of Reorganization of Kmart Corporation and its affiliated Debtors and Debtors-in-Possession

         4.1 Investment Agreement, dated January 24, 2003, By and Among Kmart Corporation and the Investors Named Therein

         4.2               Letter Agreement, dated January 24, 2003

        99.1               Press Release, dated January 24, 2003